                                                                      EXHIBIT 99



CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2000-B             DISTRIBUTION DATE:       08-DEC-00
MONTHLY SERVICER'S CERTIFICATE (GU)                                    PAGE 1 OF
--------------------------------------------------------------------------------


      Payment Determination Statement Number                      7
      Distribution Date                                   08-Dec-00


      DATES COVERED                             FROM AND INCLUDING                   TO AND INCLUDING
      -------------                             ------------------                   ----------------
           COLLECTIONS Period                             01-Nov-00                           30-Nov-00
           Accrual Period                                 08-Nov-00                           07-Dec-00
           30/360 Days                                           30
           Actual/360 Days                                       30


                                                    NUMBER OF
      COLLATERAL POOL BALANCE DATA                  ACCOUNTS                             $ AMOUNT
      ----------------------------                  --------                             --------
      Pool Balance - Beginning of Period             119,646                           1,739,088,135.59
      Collections of Installment Principal                                                32,987,881.80
      Collections Attributable to Full Payoffs                                            16,708,289.69
      Principal Amount of Repurchases                                                         12,374.90
      Principal Amount of Gross Losses                                                     2,642,030.28
                                                                                     ------------------

      Pool Balance - End of Period                   117,477                           1,686,737,558.92
                                                                                     ==================


      POOL STATISTICS                                                                   END OF PERIOD
      ---------------                                                                ------------------
      Initial Pool Balance (Pool Balance at the Purchase Date)                         2,076,955,384.40
      Pool Factor (Pool Balance as a Percent of Initial  Pool Balance)                           81.21%

      Ending O/C Amount                                                                  106,954,465.30
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                       1.07
        Balance as a Percent of Ending Securities)                                              106.77%

      Cumulative Net Losses                                                                4,534,878.96
      Net Loss Ratio (3 mo. Weighted Avg.)                                                     0.77390%
      Cumulative Recovery Ratio                                                                  56.86%
      60+ Days Delinquency Amount                                                         7,004,699.57%
      Delinquency Ratio (3 mo. Weighted Avg.)                                                  0.37730%

      Weighted Average APR                                                                       8.934%
      Weighted Average Remaining Term (months)                                                   49.94%
      Weighted Average Seasoning (months)                                                         10.63


CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2000-B             DISTRIBUTION DATE:       08-DEC-00
MONTHLY SERVICER'S CERTIFICATE (GU)                                  PAGE 1 OF 2
--------------------------------------------------------------------------------


      CASH SOURCES
      ------------
           Collections of Installment Principal          32,987,881.80
           Collections Attributable to Full Payoffs      16,708,289.69    O/C RELEASE
           Principal Amount of Repurchases                   12,374.90    -----------
           Recoveries on Loss Accounts                    1,502,217.40    ORIGINAL O/C AMOUNT                          94,181,384.40
           Collections of Interest                       12,604,141.89
           Investment Earnings                               27,600.65    Cumulative O/C Release (beginning)                    0.00
           Reserve Account                                4,956,935.00    O/C Release       (Prospectus pg S16)                 0.00
                                                     ------------------                                              ---------------
           Total Sources                                 68,799,444.33    Cumulative O/C Release (ending)                       0.00
                                                     ==================                                              ===============


      CASH USES
      ---------
           Servicer Fee                                   1,449,240.11
           Note Interest                                  9,654,821.57
           Reserve Fund                                   4,956,935.00
           O/C Release to Seller                                  0.00
           Note Principal                                52,738,447.65
                                                     ------------------
           Total Cash Uses                               68,799,444.33
                                                     ==================

      ADMINISTRATIVE PAYMENT
      ----------------------
      Total Principal and Interest Sources               68,799,444.33
      Investment Earnings in Trust Account                  (27,603.65)
      Cash Reserve in Trust Account                      (4,956,935.00)
      Servicer Fee (withheld)                            (1,449,240.11)
      O/C Release to Seller                                       0.00
                                                     ------------------
           Payment Due to Trust Account                  62,365,665.57
                                                     ==================



                                                    Beginning              Ending            Principal        Principal per
                                                     Balance               Balance            Payment          $1000 Face
                                              --------------------     --------------------------------------------------------
      Notes & Certificates
      --------------------
      Class A-1 408,420,000.00 @ 6.72%              58,167,541.27          5,429,093.62     52,738,447.65      129.1279752
      Class A-2 620,000,000.00 @ 7.30%             620,000,000.00        620,000,000.00              0.00        0.0000000
      Class A-3 455,000,000.00 @ 7.53%             455,000,000.00        455,000,000.00              0.00        0.0000000
      Class A-4 425,000,000.00 @ 7.63%             425,000,000.00        425,000,000.00              0.00        0.0000000
      Certificates                                  74,354,000.00         74,354,000.00              0.00        0.0000000
                                              --------------------    ------------------------------------
          Total Securities                       1,632,521,541.27      1,579,783,093.62     52,738,447.65
                                              ====================    ====================================


                                                    Interest                Interest per
                                                     Payment                 $1000 Face               Original
Notes & Certificates                          -----------------------------------------------------------------------
--------------------
Class A-1 408,420,000.00 @ 6.72%                        325,738.23              0.7975570             408,420,000.00
Class A-2 620,000,000.00 @ 7.30%                      3,771,666.67              6.0833333             620,000,000.00
Class A-3 455,000,000.00 @ 7.53%                      2,855,125.00              6.2750000             455,000,000.00
Class A-4 425,000,000.00 @ 7.63%                      2,702,291.67              6.3583333             425,000,000.00
Certificates                                                  0.00                                     74,354,000.00
                                              ---------------------                           -----------------------
Total Securities                                      9,654,821.57                                  1,982,774,000.00
                                              =====================                           =======================


* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 30